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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
Tivoli Industries, Inc.

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated November 3, 1995 on the financial statements of Tivoli Industries, Inc. as of and for the year ended September 30, 1995 appearing in the Annual Report on Form 10-KSB of Tivoli Industries, Inc. for the year ended September 30, 1995.


                                                /s/ Corbin & Wertz
                                                CORBIN & WERTZ

Irvine, California
November 25, 1996